Note 14 - Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Jan. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]

14. Subsequent Events

On July 12, 2013, the Company’s stockholders approved the Company’s 2013 Equity Incentive Plan (the “2013 Plan”) and the reservation of 2,500,000 shares of the Company’s common stock for issuance under the 2013 Plan. The 2013 Plan is intended to promote the interests of the Company and its stockholders by providing the Company’s employees, directors and consultants with incentives and rewards to encourage them to continue in the Company’s service and with a proprietary interest in pursuing the Company’s long-term growth, profitability and financial success. Equity awards available under the 2013 Plan include stock options, stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units, share-denominated performance units and cash awards. The 2013 Plan will be administered by the compensation committee of the board of directors of the Company, which has the authority to designate the employees, consultants and members of the board of directors who will be granted awards under the 2013 Plan, to designate the amount, type and other terms and conditions of such awards and to interpret any and all provisions of the 2013 Plan and the terms of any awards under the 2013 Plan. The 2013 Plan will terminate on the tenth anniversary of its effective date.

On August 2, 2013, the Company completed a public offering of 5,000,000 shares of its common stock at a public offering price of $8.00 per share minus the underwriters’ discount of $0.56 per share. The Company received net proceeds of approximately $36.3 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company has also granted the underwriters a 45-day option to purchase up to an additional 750,000 shares of its common stock to cover over-allotments, if any. As of August 13, 2013, this option had not been exercised. The Company has used $10 million of the net proceeds of the offering to prepay a portion of its outstanding senior indebtedness, and expects to use the remaining net proceeds from the offering for general corporate purposes, which may include the prepayment of additional indebtedness, the funding of growth initiatives in sales and marketing, capital expenditures, working capital and/or strategic acquisitions. The Company has no current agreements or commitments with respect to any strategic acquisition.

11. Subsequent Events

On March 1, 2013, the Company entered into an Agreement and Plan of Merger whereby it will merge with a subsidiary of SCG Financial Acquisition Corp. (SCG), and will become a subsidiary of SCG for an estimated purchase price of $45,000,000 upon completion of certain requirements.